UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 23, 2007 (January 25, 2007)

CHINA PUBLIC SECURITY TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in Charter)

Florida	333-132119	59-1944687
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Unit D, Block 2, Tian An Cyber Park
Chengongmiao, Shenzhen, Guangdong, 518040
People’s Republic of China
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (+86) 755 -8835-2899
______________________________________________________
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.	CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

Effective January 25, 2007, China Public Security Technology, Inc. (formerly, Irish Mag, Inc.) (the “Company”), engaged the accounting firm of GHP Horwath, P.C. (“Horwath”) to take over the audit responsibilities from Randall N. Drake, C.P.A., P.A. (“Drake”) and Drake was dismissed on the same date. The change of auditors was recommended and approved by the Company’s Board of Directors.

During the Company's two most recent fiscal years and any subsequent interim period prior to the engagement of Horwath, neither the Company nor anyone on its behalf, has consulted with Horwath or any other auditor regarding any accounting or audit concerns, including, without limitation, those stated in Item 304(a)(2) of Regulation S-B.

Drake audited the Company’s financial statements for the fiscal years ended December 31, 2004 and 2005 and Drake’s reports are included in the Company’s registration statement on Form SB-2 filed on March 1, 2006. None of Drake’s reports on the Company’s financial statements for the fiscal years ended December 31, 2004 and 2005 or for any subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

There have been no disagreements between the Company and Drake on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Drake’s satisfaction, would have caused Drake to make reference to the subject matter of the disagreement in connection with its report. No reportable events of the type described in Item 304(a)(1)(iv)(B) of Regulation S-B occurred during the two most recent fiscal years.

The Company has provided the information required to comply with Item 304(a)(3) of Regulation S-B to Drake and requested that Drake furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of Drake’s letter dated March 21, 2007, is filed as Exhibit 16 to this Current Report on Form 8-K.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

16.1[1]	Letter, dated March 21, 2007, from Randall N. Drake, C.P.A., P.A.

__________________
1 To be filed upon receipt, pursuant to Item 304(a)(3) of Regulation S-B.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Public Security Technology, Inc.

By:	/s/ Jiang Huai Lin
Jiang Huai Lin
Chairman and Chief Executive Officer

Dated: March 23, 2007

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
16.1	Letter, dated March 21, 2007, from Randall N. Drake, C.P.A., P.A.